Note 7 - Long-term Debt and Notes Payable (Tables)	12 Months Ended
Oct. 31, 2022
Notes Tables
Schedule of Debt [Table Text Block]
	October 31,
	2022	2021
Virginia Real Estate Loan ($6.5 million original principal) payable in monthly installments of $31,812, including interest (at 3.95%), with final payment of $3,318,029 due May 1, 2024	$3,669,294	$3,899,076
North Carolina Real Estate Loan ($2.24 million original principal) payable in monthly installments of $10,963, including interest (at 3.95%), with final payment of $711,773 due May 1, 2024	859,308	954,375
Total long-term debt	4,528,602	4,853,451
Less current installments	338,094	324,840
Long-term debt, excluding current installments	$4,190,508	$4,528,611